Exhibit 10.1
EXECUTION VERSION
XPLR INFRASTRUCTURE OPERATING PARTNERS, LP
XPLR INFRASTRUCTURE US PARTNERS HOLDINGS, LLC
700 Universe Boulevard
Juno Beach, Florida 33408

FOURTH LETTER AMENDMENT AGREEMENT TO CREDIT AGREEMENT AND EXTENSION REQUEST
(this “Amendment and Extension Request”)
Dated as of February 6, 2026
Bank of America, N.A.
as Administrative Agent and Collateral Agent,
under the Credit Agreement (as defined below)

Re:    Second Amended and Restated Revolving Credit Agreement, dated as of May 27, 2022, among XPLR Infrastructure US Partners Holdings, LLC, formerly known as NextEra Energy US Partners Holdings, LLC (the “Borrower”), XPLR Infrastructure Operating Partners, LP, formerly known as NextEra Energy Operating Partners, LP, as Guarantor (“XPLR OpCo” and, together with the Borrower, the “Loan Parties”), the lenders parties thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent (in such capacities, the “Agent”) (as amended, restated, supplemented or modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as amended by this Fourth Letter Amendment Agreement to Credit Agreement and Extension Request is referred to herein as the “Amended Credit Agreement”).

To Whom It May Concern:

The amendments contemplated hereby (the “Amendments”) are made pursuant to Section 11.01 of the Credit Agreement and the request for extension contemplated hereby (the “Extension Request”) is made pursuant to Section 2.11(a) of the Credit Agreement. Any capitalized terms appearing but not otherwise defined in this Amendment and Extension Request shall have the meanings specified for those terms in the Credit Agreement.

A.    Amendments to the Credit Agreement.

(a)    The face page of the Credit Agreement is hereby amended by deleting the phrase “up to US$2,500,000,000”.

(b)    Section 1.01 of the Credit Agreement is hereby amended by replacing paragraphs (vi) and (vii) of the definition of “Funded Debt” with the following:

(vi) all liabilities of others secured by any Lien on any property owned by such Person or any of its Subsidiaries”

XPLR Fourth Letter Amendment Agreement to
Credit Agreement and Extension Request

(vii) all non-contingent obligations (and, for purposes of Section 8.01(e), contingent obligations) of such Person and its Subsidiaries in respect of amounts paid under (or, in the case of Section 8.01(e), in respect of) acceptances, letters of credit or similar extensions of credit;

(c)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Fourth Amendment Effective Date” means February 8, 2026.

“Specified Foreign Entity” means a “specified foreign entity” as defined in Section 7701(a)(51)(B) of the Code as in effect on the date hereof.

“Transaction Revenue” means all fees and the component of interest constituting the Applicable Rate, in each case, paid or payable by the Borrower hereunder or under any other Loan Document or fee letter on or after the Fourth Amendment Effective Date, including letter of credit fees, Facility Fee, upfront fee, arrangement fee, structuring fee, redemption or prepayment premium, administrative agent fee, breakage fee or any other similar fee. For the avoidance of doubt, the term “Transaction Revenue” shall exclude the component of all interest constituting the Base Rate or the applicable Benchmark and any repayment of principal with respect to any Loan or any reimbursement for amounts drawn under any Letter of Credit.

(d)    Section 2.11(a) of the Credit Agreement is hereby amended by deleting the phrase “by one year” appearing at the end of the first sentence thereof.

(e)    Section 2.14(a) of the Credit Agreement is hereby amended by replacing the reference to US$3,250,000,000 with a reference to US$2,000,000,000.

(f)    Section 11.07 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

For the avoidance of doubt, nothing herein prohibits or impedes any individual from communicating or disclosing Information regarding suspected violations of laws, rules, or regulations to a Governmental Authority or self-regulatory authority without any notification to any Person to the extent that any such prohibition or impediment on disclosure set forth herein shall be prohibited by the laws or regulations applicable to such Governmental Authority or self-regulatory authority.

(g)    The following new Section 11.23 is hereby added to the Credit Agreement immediately following Section 11.22 of the Credit Agreement and the table of Contents is hereby updated accordingly:

Section 11.23    Specified Foreign Entities.

XPLR Fourth Letter Amendment Agreement to
Credit Agreement and Extension Request

(a)    Each Lender represents and warrants to the Borrower on the Fourth Amendment Effective Date that, to such Lender’s knowledge after reasonable investigation, such Lender is not a Specified Foreign Entity, and such Lender acknowledges that it is aware that the Borrower may rely upon such representation and warranty.

(b)    Each Lender shall give prompt Notice to the Borrower upon such Lender becoming aware it is a Specified Foreign Entity.

(c)    Upon receipt of any Notice pursuant to Section 11.23(b) above (or otherwise upon the Borrower becoming aware that any Lender is a Specified Foreign Entity), the Borrower may, in its sole discretion, by Notice to the Agent and such Lender (i) immediately terminate the Commitments of such Lender and the obligation of any such Issuing Bank to issue Letters of Credit hereunder, and (ii) prepay the principal amount of such Lender’s Outstanding Loans at such time, without penalty or premium (together with any accrued but unpaid interest).

(d)    No Lender’s total aggregate liability arising out of, or in relation to, any claims related to a breach of this Section 11.23 shall exceed three hundred percent (300%) of the Transaction Revenue paid or payable to such Lender in connection with this Agreement, except for any liability or loss caused by the fraud, gross negligence or willful misconduct of such Lender as determined in a final non-appealable judgment by a court of competent jurisdiction.

(h)    Schedule I of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

(i)    Exhibit F to the Credit Agreement is hereby amended by (i) deleting the reference to “US$2,500,000” in the description of the Credit Agreement in Section 5 thereof, and (ii) adding the following new Section 8 immediately following Section 7 thereof:

8.    Specified Foreign Entity: Assignee represents and warrants to the Assignor and Borrower on the Effective Date, to the knowledge of such Assignee after reasonable investigation, that Assignee is not a Specified Foreign Entity, and such Assignee acknowledges that it is aware that the Assignor and Borrower may rely upon such representation and warranty.

B.    Extension Notice, Request and Consent.

(a)    Pursuant to the provisions of Section 2.11(a) of the Amended Credit Agreement, each of the Loan Parties hereby requests that each Lender listed under Part A of Schedule I to the Credit Agreement, effective as of February 8, 2026 (the “Fourth Amendment Effective Date”), extend its respective Commitment Termination Date to February 8, 2031.

(b)    The Loan Parties, the Agent and the Lenders hereby acknowledge and agree that, for the purposes of this particular request for extension only, the Consent Date shall be the date
XPLR Fourth Letter Amendment Agreement to
Credit Agreement and Extension Request

hereof and this Amendment and Extension Request shall constitute Notice provided to the Agent in accordance with Section 2.11(a) of the Credit Agreement.

(c)    Each Lender so indicating on its signature page to this Amendment and Extension Request (each an “Extending Lender”) agrees to extend the Commitment Termination Date with respect to its Commitment to February 8, 2031 or to such other date specified on its signature page to this Amendment and Extension Request. By execution and delivery of this Amendment and Extension Request, each Extending Lender agrees to waive the requirements of Section 2.11 of the Credit Agreement solely to the extent that such Section requires notices to be received and delivered within specified times. This agreement to extend the Commitment Termination Date is subject in all respects to the terms of the Credit Agreement and is irrevocable.

(d)    Notwithstanding any provision hereof, of the Credit Agreement or any other Loan Document to the contrary, any Lender that is presently a party to the Credit Agreement or, subsequent to the date hereof, becomes a Lender under the Credit Agreement by virtue of an assignment from another Lender, may, by written notice to the Agent elect to extend the Commitment Termination Date with respect to its Commitment to a February 8th later than such current Commitment Termination Date, but not later than February 8, 2031. In such event, the Agent shall be authorized and directed to make the necessary updates to the Register.

C.    Representations.

(a)    Each of the Loan Parties hereby certifies that, on and as of the date hereof, after giving effect to this Amendment and Extension Request, (i) each of the representations and warranties contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true and correct in all material respects, with the same effect as if made on the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date); provided that to the extent that any representation or warranty is qualified by materiality, “Material Adverse Effect” or similar qualifier, it shall be true and correct in all respects; and (ii) there exists no Default.

(b)    Each Lender represents and warrants to the Borrower on the date hereof that, to such Lender’s knowledge after reasonable investigation, such Lender is not a Specified Foreign Entity, and such Lender acknowledges that it is aware that the Borrower may rely upon such representation and warranty.

D.    Effect on Original Terms. Each of the Loan Parties, the Agent and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Amendment and Extension Request, all terms of the Credit Agreement and the other Loan Documents shall remain unmodified and shall continue in full force and effect from and as of the date hereof. The execution, delivery and effectiveness of this Amendment and Extension Request shall not, except as expressly provided herein, operate as a waiver of any right,
XPLR Fourth Letter Amendment Agreement to
Credit Agreement and Extension Request

power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

E.    Amendment Effective Date.

(a)    Paragraph A (other than clause (g) thereof) and Paragraph B of this Amendment and Extension Request shall become effective on and as of the date hereof; provided, that each of the Loan Parties, the Agent and the Majority Lenders have executed and delivered this Amendment and Extension Request on or prior to such date.

(b)    Clause (g) of Paragraph (A) of this Amendment and Extension Request shall become effective on and as of the Fourth Amendment Effective Date; provided, that each of the Loan Parties, the Agent and Lenders having Commitments equal to 100% of the Commitments outstanding immediately prior to such date shall have executed and delivered this Amendment and Extension Request on or prior to such date, it being understood and agreed that any Lender that shall not consent to the extension contemplated by Paragraph (B) of this Amendment and Extension Request shall execute and deliver this Amendment and Extension Request solely for the purpose of providing its consent to the amendment contemplated by Paragraph(A)(g).

F.    Extension Effective Date. The extension contemplated by Paragraph (B) of this Amendment and Extension Request shall become effective on and as of the Fourth Amendment Effective Date; provided, that (i) on or prior to such date:

(a)    the Borrower and the Agent shall have executed and delivered this Extension Request and Amendment;

(b)    Lenders having Commitments equal to 100% of the Commitments outstanding immediately prior to such date shall have executed and delivered this Amendment and Extension Request;

(c)    the Borrower shall have paid all accrued fees and expenses of the Agent (including the accrued fees and expenses of counsel to the Agent), and the up-front fees then payable to the Extending Lenders;

(d)    the Borrower shall have satisfied the condition set forth in Section 7.01(f) of the Credit Agreement and delivered the certificate described in Section 2.11(b) of the Credit Agreement on such date;

(e)     all corporate action necessary for the valid execution, delivery and performance by each Loan Party and of this Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent; and

XPLR Fourth Letter Amendment Agreement to
Credit Agreement and Extension Request

(f)    each Loan Party shall have provided its incumbency certificate to the Administrative Agent, such certificate being dated the Fourth Amendment Effective Date, signed by its duly authorized officer and giving the name and bearing a specimen signature of each individual who shall be authorized to sign this Amendment in the name and on behalf of such Loan Party.

G.    Ratification of the Guaranty. XPLR OpCo hereby ratifies, affirms and confirms each and every of its agreements, obligations and covenants contained in the Guaranty as if fully set forth herein, and agrees that the Guaranty is in full force and effect and that such obligations of XPLR OpCo extend without limitation to all of the Obligations of the Borrower under and pursuant to the Credit Agreement, as amended hereby, and each of the other Loan Documents.

H.    Effect on Credit Agreement.

(a)    On and after the date hereof, each reference in the Credit Agreement or any other Loan Document to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by Paragraph (E)(a) of this Amendment and Extension Request.

(b)    On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement or any other Loan Document to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by Paragraphs (E) and (F) of this Amendment and Extension Request.

I.    Loan Document. This Amendment and Extension Request shall be deemed to constitute a Loan Document.

J.    Execution and Delivery. This Amendment and Extension Request may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Extension Request by emailed .pdf file or other electronic means shall be effective as delivery of a manually-executed counterpart signature page.

K.    Headings. The division into sections and other subdivisions of this Amendment and Extension Request and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Amendment and Extension Request. Words in the singular include the plural and vice versa and words in one gender include all genders.

L.    Governing Law. This Amendment and Extension Request shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures appear on following pages]
XPLR Fourth Letter Amendment Agreement to
Credit Agreement and Extension Request

By signing this Amendment and Extension Request where indicated below, each of the Loan Parties, the Lenders and Agent is confirming its acceptance of the terms of this Amendment and Extension Request as set forth above.

XPLR INFRASTRUCTURE OPERATING PARTNERS, LP, formerly known as NextEra Energy Operating Partners, LP, as Guarantor

By:    XPLR Infrastructure Operating Partners GP, LLC, its General Partner

By:    ROBERT GORDON
    Name: Robert Gordon
    Title: Treasurer

XPLR INFRASTRUCTURE US PARTNERS HOLDINGS, LLC, formerly known as NextEra Energy US Partners Holdings, LLC, as Borrower

By:    ROBERT GORDON
    Name: Robert Gordon
    Title: Vice President

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

BANK OF AMERICA, N.A., as the Agent

By:    DEWAYNE D. ROSSE
    Name: DeWayne D. Rosse
    Title: Assistant Vice President

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

BANK OF AMERICA, N.A.
Type or Print Name of Lender

By: JACQUELINE G. MARGETIS
    Name: Jacqueline G. Margetis
    Title: Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

Bank of Montreal

By: MICHAEL CUMMINGS
    Name: Michael Cummings
    Title: Managing Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

BARCLAYS BANK PLC, as Lender

By: SYDNEY G. DENNIS
    Name: Sydney G. Dennis
    Title: Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

BNP PARIBAS

By: VICTOR PADILLA
    Name: Victor Padilla
    Title: Director

By: MIKO MCGUIRE
    Name: Miko McGuire
    Title: Vice President

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

CitiBank, N.A.
Type or Print Name of Lender

By: AGHA MURTAZA
    Name: Agha Murtaza
    Title: Vice President / Managing Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: ANDREW SIDFORD
Name: Andrew Sidford
Title: Managing Director

By: GORDON YIP
Name: Gordon Yip
Title: Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

Fifth Third Bank, National Association

By: JONATHAN LEE
Name: Jonathan Lee
Title: Managing Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

JPMorgan Chase Bank, N.A.
Type or Print Name of Lender

By: DONG SUN SHIN
Name: Dong Sun Shin
Title: Authorized Officer

By:
Name:
Title:

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

KEYBANK NATIONAL ASSOCIATION

By: JOHN R. MCCARTHY
Name: John R. McCarthy
Title: Vice President

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

Mizuho Bank, Ltd.

By: EDWARD SACKS
Name: Edward Sacks
Title: Managing Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

MORGAN STANLEY BANK, N.A., as lender

By: MICHAEL KING
Name: Michael King
Title: Authorized Signatory

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

MUFG BANK, LTD.

By: LINH FUJITAKI
Name: Linh Fujitaki
Title: Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

Regions Bank

By: TEDRICK TARVER
Name: Tedrick Tarver
Title: Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

____ROYAL BANK OF CANADA____
Type or Print Name of Lender

By: MEG DONNELLY
Name: Meg Donnelly
Title: Authorized Signatory

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Docusign Envelope ID: 361A0676-3C4C-42F6-A6B0-BE2FC51E24F0

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

SOCIÉTÉ GÉNÉRALE

Signed by:
By: [ RICHARD BERNAL
8BB156842A38404...
Name: Richard Bernal
Title: Managing Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

SUMITOMO MITSUI BANKING CORPORATION,

By: NABEEL SHAH
Name: Nabeel Shah
Title: Executive Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

___________________________________
The Bank of Nova Scotia

By: DAVID DEWAR
Name: David Dewar
Title: Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

TRUIST BANK,

By: CATHERINE STRICKLAND
Name: Catherine Strickland
Title: Vice President

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

Wells Fargo Bank, N.A.

By: SHANNON CUNNINGHAM
Name: Shannon Cunningham
Title: Executive Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH
Type or Print Name of Lender

By: AMIT VASANI
Name: Amit Vasani
Title: Authorized Signatory, Managing Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

Commerzbank AG, New York Branch

By: JAMES BOYLE
Name: James Boyle
Title: Managing Director

By: ROBERT SULLIVAN
Name: Robert Sullivan
Title: Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

GOLDMAN SACHS BANK USA
Type or Print Name of Lender

By: ANDREW B. VERNON
Name: Andrew Vernon
Title: Authorized Signatory

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Confidential

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

Banco Santander, S.A., New York Branch

By: ANDRES BARBOSA
Name: Andres Barbosa
Title: Managing Director

By: ZARA KAMAL
Name: Zara Kamal
Title: Executive Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

Intesa Sanpaolo S.p.A., New York Branch

By: JAVIER RICHARD COOK
Name: Javier Richard Cook
Title: Managing Director

By: JENNIFER FELDMAN FACCIOLA
Name: Jennifer Feldman Facciola
Title: Business Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

National Australia Bank Limited

By: MATTHEW RICHARDSON
Name: Matthew Richardson
Title: Director

By: ASHISH SAHA
Name: Ashish Saha
Title: Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

The Toronto-Dominion Bank, New York Branch
Type of Print Name of Lender

By: VIJAY PRASAD
Name: Vijay Prasad
Title: Authorized Signatory

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the foregoing Amendments and
consent to extend its Commitment Termination Date
to February 8, 2031:

DNB Capital LLC

By: EINAR GULSTAD
Name: Einar Gulstad
Title: Managing Director

By: JULIA MARSHALL
Name: Julia Marshall
Title: Associate Director

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Consent to the Amendment set forth in
Paragraph (A)(h) of the Amendment and Extension Request:

HSBC Bank USA, N.A.,
As a non-extending lender

By: JAY FORT
Name:     Jay Fort
Title: Director

______________________________________________________________________________

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

INTERNAL

Consent to the Amendment set forth in
Paragraph (A)(h) of the Amendment and Extension Request:

UBS AG, Stamford Branch
Type or Print Name of Lender

By: NADER ATTALLA
Name:     Nader Attalla
Title: Authorized Signatory

By: DMITRIY KOGAN
Name:     Dmitriy Kogan
Title: Authorized Signatory

[Signature Page to
XPLR Fourth Letter Amendment Agreement to Credit Agreement and Extension Request]

Schedule I

List of Lenders and Commitments

NAME OF LENDER	COMMITMENT	L/C COMMITMENT

Bank of America, N.A.	$49,750,000.00	US$100,000,000
Bank of Montreal, Chicago Branch	$49,750,000.00
Barclays Bank PLC	$49,750,000.00
BNP Paribas	$49,750,000.00
Citibank, N.A.	$49,750,000.00
Crédit Agricole Corporate and Investment Bank	$49,750,000.00
Fifth Third Bank, National Association	$49,750,000.00
JPMorgan Chase Bank, N.A.	$49,750,000.00
KeyBank National Association	$49,750,000.00
Mizuho Bank, Ltd.	$49,750,000.00
Morgan Stanley Bank, N.A.	$49,750,000.00
MUFG Bank, Ltd.	$49,750,000.00
Regions Bank	$49,750,000.00
Royal Bank of Canada	$49,750,000.00
Société Générale	$49,750,000.00
Sumitomo Mitsui Banking Corporation	$49,750,000.00	US$150,000,000
The Bank of Nova Scotia	$49,750,000.00	US$150,000,000
Truist Bank	$49,750,000.00
Wells Fargo Bank, National Association	$49,750,000.00
Canadian Imperial Bank of Commerce, New York Branch	$46,500,000.00
Commerzbank AG, New York Branch	$41,250,000.00
Goldman Sachs Bank USA	$38,000,000.00
Banco Santander, S.A., New York Branch	$38,000,000.00
Intesa Sanpaolo S.p.A., New York Branch	$38,000,000.00
National Australia Bank Limited	$38,000,000.00
The Toronto-Dominion Bank, New York Branch	$38,000,000.00
DNB Capital LLC	$27,000,000.00

Total	US$1,250,000,000	US$400,000,000

XPLR Fourth Letter Amendment Agreement to
Credit Agreement and Extension Request
I – 1